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                                                                     EXHIBIT 24

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of HORIZON GROUP, INC., a Michigan corporation (the "Company"), does hereby constitute and appoint NORMAN PERLMUTTER and JAMES
S. WASSEL, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, relating to Annual Reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to Annual Reports on Form 10-K, and any amendment, post-effective amendment, supplement or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 30th day of March, 1998.



/s/ Norman Perlmutter          Director and Chairman of the Board of Directors
---------------------------
Norman Perlmutter

/s/ James S. Wassel            Director, President and Chief Executive Officer
---------------------------    (Principal Executive Officer and Principal
James S. Wassel                Financial Officer)

/s/ Douglas Crocker II         Director
---------------------------
Douglas Crocker II


/s/ William P. Dickey          Director
---------------------------
William P. Dickey


/s/ Norman R. Higo             Director
---------------------------
Norman R. Higo


/s/ Ronald L. Piasecki         Director
---------------------------
Ronald L. Piasecki


/s/ Robert D. Perlmutter       Director
---------------------------
Robert D. Perlmutter


/s/ Martin Sherman             Director
---------------------------
Martin Sherman

/s/ Richard D. Stewart         Assistant Controller (Principal Accounting
---------------------------    Officer)
Richard D. Stewart